ICM SERIES TRUST
                        ICM/ISABELLE SMALL CAP VALUE FUND
                        21 Custom House Street Suite 240
                           Boston, Massachusetts 02109

                                Investment Shares
                              Institutional Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2001,
                         as Supplemented January 1, 2002


ICM Series Trust (the "Trust") is an open-end management investment company. Currently, the Trust offers one investment portfolio, ICM/Isabelle Small Cap Value Fund (the "Fund"). The Fund currently offers two classes of shares, Investment Shares and Institutional Shares collectively, the "Shares").


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated May 1, 2001 (the "Prospectus"). A copy of the Prospectus can be obtained free of charge by calling 1-800-472-6114 or by written request to the Trust at Two Portland Square, Portland, Maine 04101.



                                TABLE OF CONTENTS

                                                                           Page

The Fund....................................................................  2
Investment Policies and Practices...........................................  2
Investment Restrictions.....................................................  5
Management of the Fund......................................................  6
Principal Holders of Securities.............................................  8
Investment Adviser..........................................................  9
Administrator............................................................... 10
Transfer Agent.............................................................. 11
Custodian................................................................... 11
Distributor................................................................. 11
Distribution Plan........................................................... 11
Independent Public Accountants.............................................. 12
Legal Counsel............................................................... 12
Purchase of Fund Shares..................................................... 12
Redemption of Fund Shares................................................... 13
Investment of Portfolio Securities.......................................... 14
Taxes....................................................................... 15
Description of Shares....................................................... 19
Shareholder and Trustee Liability........................................... 20
Determination of Net Asset Value............................................ 20
Investment Results.......................................................... 21
Registration Statement...................................................... 22
Experts..................................................................... 23


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    THE FUND

The Fund, a diversified open-end mutual fund, is currently the only portfolio offered by the ICM Series Trust, a registered investment company that sells redeemable shares representing an ownership interest in the Trust. The Trust was organized as a Massachusetts business trust in the Commonwealth of Massachusetts on November 18, 1997.

                        INVESTMENT POLICIES AND PRACTICES

This SAI supplements the Prospectus. The purpose of this SAI is to set forth additional investment policies not described in the Prospectus, and to provide an expanded description of the Fund's investment strategies, management and other Fund policies, which are already contained in the Prospectus.

CONVERTIBLE SECURITIES AND DEBT SECURITIES

The Fund may invest up to 5% of its assets in convertible securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities, which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. The market value of convertible securities tends to increase when interest rates decline, and conversely, tends to decline when interest rates increase. In addition, the price of convertible securities often reflects changes in the value of the underlying common stock. The Fund will receive interest payments, if the convertible security is a debt security, or a dividend preference, if the convertible security is preferred stock, until the security matures or the Fund chooses to convert or redeem the security. The Fund benefits from convertible securities by earning current income from the security in an amount greater than the Fund would earn by purchasing the underlying stock outright. The Fund may convert the security if the underlying stock appreciates in value. In determining whether to purchase a convertible security, the Fund will consider the same criteria as if it were purchasing the underlying stock. The value of the convertible security may be determined both by the value of its current yield (its "investment value") and the market value of the underlying stock (the "conversion value"). The investment value typically fluctuates inversely with changes in prevailing interest rates and the conversion value fluctuates directly with changes in the price of the underlying stock.

LOWER-RATED SECURITIES

The Fund may invest up to 5% of its assets in convertible and non-convertible debt securities, which are below investment grade or carry no rating. Investment grade securities are rated BBB or higher by Standard & Poor's Rating Service ("S&P"), a division of The McGraw Hill Companies, Inc. or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), two of the top rating services. The Fund will maintain a minimum grade for its lower-rated debt securities of CCC by S&P or Caa by Moody's. If unrated, such debt securities shall be of comparable quality, as determined by the Fund. Lower-rated securities generally offer a higher rate of return than investment grade issues, but also involve greater risks, in that they are sensitive to changes in interest rates, and adverse economic changes in the issuing company's industry. Furthermore, there is less of a market in which to dispose lower-rated debt securities than there is for higher quality securities. These factors may limit the Fund's ability to sell such securities at fair value.

RIGHTS AND WARRANTS

The Fund may invest up to 5% of its total assets in rights or warrants. These securities entitle the Fund to purchase a set amount of shares of a corporation's stock in exchange for a fixed price per share, during a specified period of time. The warrant may become worthless if the right to purchase the shares is not exercised before the warrant expires. Furthermore, the amount the Fund paid for the warrant together with the amount the Fund is entitled to pay for the underlying security may ultimately exceed the actual market value of the underlying security, during circumstances of poor market performance.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend up to 25% of its portfolio securities to creditworthy registered brokers, dealers and other financial institutions, in exchange for cash or equivalent collateral equal to the value of the securities. The Fund benefits from such loans by continuing to receive the income on the loaned securities while also earning interest on the cash collateral. The Fund could lose money if the borrower fails to return the loaned securities and the collateral is insufficient to cover the loss. The Fund will monitor on an ongoing basis the creditworthiness of firms to which the Fund lends its portfolio securities. In addition, the Fund will seek to have the loaned securities returned when the Fund wishes to exercise voting or other rights associated with the securities.

FOREIGN SECURITIES

The Fund may invest up to 5% of its total assets in foreign securities. Such investments may be in the form of American Depository Receipts- stock certificates of a foreign company, which are held in trust by a bank or similar financial institution. Foreign securities are associated with significant risks such as fluctuating currency rates, less trading volume and liquidity than U.S. markets, and less stringent accounting and disclosure standards. In addition, foreign investments may be subject to foreign government intervention, or economic or social instability in the foreign issuer's country. These factors may prevent the Fund from obtaining reliable information about the foreign company's financial condition and operations and from selling the company's securities promptly and at a profit.

BORROWING

The Fund may borrow money in amounts up to 5% of the value of its total assets (but may exceed such 5% limit in order to meet redemption requests). The Fund may not purchase securities while its borrowings exceed the 5% limit. The Fund will not borrow money for the purpose of increasing the Fund's net income. In order to maintain assets in a ratio of 300% of the amount of the Fund's borrowings (required by most banks), the Fund may be required to quickly divest some of its securities and apply the proceeds toward reducing the Fund's debt, even though it may be disadvantageous from an investment standpoint to sell securities at the time.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly and at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Fund may invest up to 15% of its net assets in illiquid securities, or securities which may not be easily sold due to restrictions on resale, conditions or terms that are attached to the security, or the general lack of an available market. The Fund may lose money due to its inability to promptly divest such securities.

RULE 144A SECURITIES

The Fund may purchase Rule 144A securities, which are otherwise illiquid but are still eligible for purchase and sale without limitation by qualified institutional buyers. If the Fund determines such securities to be readily disposable (based upon factors such as the available market and ease of trading) such securities will be excluded from the limit on illiquid securities.

 SHORT SALES "AGAINST THE BOX"

 "Short sales" are sales of securities the Fund does not actually own, made with the anticipation that the value of the securities will decrease and the Fund will be able to make a profit by purchasing securities to cover the sale at the lower price. The Fund may make short sales "against the box," in which the Fund actually owns or has the right to acquire securities equal to the securities sold. As collateral for its short sales against the box, the Fund will deposit amounts in escrow equal to the value of securities it has sold short. In order to protect the Fund's investment in its current portfolio of securities, the Fund may fulfill its obligation to deliver securities sold short by using the escrow funds to purchase comparable securities in the marketplace, rather than by delivering securities already in the Fund's portfolio.

HEDGING TRANSACTIONS

The Fund may use certain hedging techniques to manage risks associated with exposure to the effects of possible changes in security prices, or other factors that affect the value of its portfolio. These techniques, such as buying and selling derivative securities (including options, forward foreign currency exchange contracts, futures contracts or options on futures contracts) involve significant risks and may increase the volatility of the Fund. The Fund may use such hedging transactions solely for risk management purposes and not for speculation. No more than 5% of the Fund's net assets will be placed at risk in hedging transactions.

REPURCHASE AGREEMENTS

From time to time, the Fund may invest up to 15% of its assets in repurchase agreements, in which the Fund purchases securities from a financial institution such as a bank, which agrees to repurchase those securities back from the Fund at a fixed price and at a fixed time (not more than one week from the Fund's original purchase). In the meantime, the securities are held as collateral in a separate account and the Fund receives the interest income on that account. The Fund will enter into repurchase transactions only with reputable financial institutions, whose creditworthiness the Fund has investigated. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. If the bank or other financial institution cannot honor its commitment to repurchase the securities, the Fund could lose money.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time the Fund may purchase securities for delivery at a later date, or sell securities for payment at a later date. The value of these securities may fluctuate prior to settlement, and could result in a gain or loss for the Fund. Should any security purchased for delayed delivery decline in value, the Fund may sell the security before settlement to mitigate the loss. The Fund will maintain cash or equivalent collateral in a separate account to cover the value of any securities purchased for later delivery. The Fund will use the daily market value of such securities when calculating the Fund's net assets, rather than the purchase or sale price.

"WHEN," "AS" AND "IF" ISSUED SECURITIES

The Fund may purchase a company's securities even though actual delivery depends on the occurrence of a particular event, such as the company's merger, corporate reorganization or debt restructuring. The Fund will only include such securities in its portfolio when there is a real possibility of delivery. Until delivery, the Fund will maintain cash or equivalent collateral in a separate account to cover the value of the conditional securities. In addition, the Fund will use the daily market value of such securities when calculating the Fund's net assets.

TEMPORARY DEFENSIVE INVESTMENTS

There may be periods when the Fund believes that market conditions are unusual. During these periods, the Fund may temporarily assume a defensive position, and place a higher amount of its total assets in short-term liquid assets, cash or cash equivalents.

PORTFOLIO TURNOVER

Although the Fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. The Fund's annual portfolio turnover rate is not expected to exceed 50%, which means that the Fund expects no more than one half of its portfolio securities to be replaced during the year. Please refer to the section of the Prospectus entitled "Financial Highlights" for the Fund's portfolio turnover rate during the most recently completed fiscal year.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

In addition to the investment policies contained in the Prospectus, the Fund has adopted the investment restrictions listed below. Approval by a majority of the outstanding shares of the Fund is required to change these restrictions. Majority approval means approval by the lesser of (i) the holders of more than 50% of all the Fund's outstanding shares; or (ii) the holders of 67% of shares represented at any meeting at which at least 50% of the Fund's outstanding shares are present. The Fund may exceed the percentage limits set forth in these investment restrictions if such excess is due to a fluctuation in the value of the Fund's net assets (except in the case of excess borrowings). The Fund may not:

(1) Invest 25% or more of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

(2) With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets (taken at market value at the time of purchase) in securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(3) Borrow amounts greater than 5% of its total assets for temporary purposes and greater than 33 1/3% of its total assets for meeting redemption requests (when aggregated with temporary borrowings);

(4) Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

(5) Loan its securities to other persons in excess of 25% of the Fund's total assets, provided, that the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

(6) Act as an underwriter for other issuers (except as the Fund may be deemed an underwriter when selling its portfolio securities);

(7) Purchase or sell real property or any real estate interests; including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real property or real estate interests;

(8) Purchase securities on margin, except as short-term credit necessary for clearing any purchase and sale of portfolio securities, but the Fund may deposit margins in connection with transactions in options, futures and options on futures;

(9) Invest in commodities or commodity futures contracts, except for: (i) forward foreign currency contracts; (ii) financial futures contracts; and
     (iii) options on financial futures contracts, securities, foreign currencies and securities indices; and

(10) Issue any senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The  following   restrictions   have  also  been  adopted  by  the  Fund.  These
restrictions may be amended by a vote of the Trust's Board of Trustees without the approval of shareholders. The Fund may not:

(1) Sell securities short, except transactions involving selling securities short "against the box";

(2)  Make investments for the purpose of exercising control or management;

(3) Invest or maintain more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions; or

(4)  Invest in other investment companies except as permitted under the 1940
     Act.



                             MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an open-end management investment company offering redeemable shares of beneficial interest. The Trust's Board of Trustees provides broad supervision over the affairs of the Fund and the Trust. The officers of the Trust are responsible for the Fund's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.


NAME, AGE                           POSITION WITH             PRINCIPAL OCCUPATION DURING
AND ADDRESS                         THE TRUST                          LAST FIVE YEARS
-----------                         ---------                          ---------------

WARREN J. ISABELLE, CFA*            Trustee, President               Portfolio Manager, Pioneer Capital
Age 49                              and Chairman of                  Growth Fund, July 1990 to January
21 Custom House Street              the Board                        1997; Senior Vice President and Head
Suite 240                                                            of Domestic Equity Management,
Boston, MA 02110                                                     Pioneer Mutual Funds, June 1994 to
                                                                     January 1997; Portfolio Manager,
                                                                     Pioneer Small Company Fund; Senior
                                                                     Vice President and Chief Investment
                                                                     Officer of Equities, Keystone
                                                                     Investment Management Company,
                                                                     February 1997 through May 1997.
                                       6





NAME, AGE                           POSITION WITH             PRINCIPAL OCCUPATION DURING
AND ADDRESS                         THE TRUST                          LAST FIVE YEARS
-----------                         ---------                          ---------------

RICHARD L. DROSTER*                 Trustee and Executive            Director of Institutional Marketing,
Age 39                              Vice-President                   Heartland Advisors, Inc. (Investment
21 Custom House Street                                               Advisors), October 1992 to October
Suite 240                                                            1996; Vice President,  Prospect Street
Boston , MA 02110                                                    Investment Management Co., Inc., June
                                                                     1997 through August 1997.

N. STEPHEN OBER (1)                       Trustee                    Corporate Medical Director and
Age 42                                                               Executive Vice President, Private
40 Bear Hill Road                                                    Healthcare Systems, Inc. (managed
Waltham, MA 02451                                                    health care organization), 1990
                                                                     through 1995; President and Chief
                                                                     Executive Officer, Synergy Health
                                                                     Care, Inc. (health care information
                                                                     systems),  from 1995 to 2000;  President,
                                                                     Beyond Genomics,  Inc. 2000 to present.


DONALD A. NELSON, CPA (1)                 Trustee                    Assistant Professor, Department of
Age 55                                                               Accounting and Finance, Merrimack
Merrimack College                                                    College, since 1975; Certified Public
Andover, MA 01810                                                    Accountant, since 1972.

JOHN A. FIFFY (1)                         Trustee                    Acquisition Consultant, Digital Equipment
Age 50                                                               Corporation (n/k/a Compaq Computer
Compaq Computer Corporation                                          Corporation), since 1993.
200 Forest Street
Marlboro, MA 01752

GARY S. SAKS                              Vice-President,            Client Service Representative and New
Age 32                                    Secretary,                 Accounts Assistant Manager, Furman
21 Custom House Street                    Treasurer and              Selz Prime Brokerage Department
Suite 240                                 Chief Financial            (brokerage), December 1993 to
Boston, MA 02110July                      Officer                    1995; Consultant, Air Travelers
                                                                     Service Corporation, January 1997 to
                                                                     September Consultant, 1997; Dorchester
                                                                     Tire Service, January 1996  to
                                                                     December 1996.


RONALD H. HIRSCH                          Vice-President,            Managing Director of Operations and Finance, Forum
Age 58                                    Assistant Treasurer        Financial Group since September 1999;
Two Portland Square                                                  Member of the Board, Citibank Germany, 1991 to 1998
Portland, Maine  04101
Born:  October 1943




D. BLAINE RIGGLE                          Vice President,            Relationship Manager and Counsel, Forum
Age 35                                    Assistant Secretary        Financial Group, LLC since 1998;
Two Portland Square                                                  Associate Counsel, Wright Express
Portland, Maine 04101                                                Corporation (a fleet credit card
                                                                     company) from March  1997 to January
                                                                     1998 ; Associate at the law firm
                                                                     of Friedman, Babcock & Gaythwaite
                                                                     from 1994 to March 1997; Officer,
                                                                     various funds managed and
                                                                     distributed by Forum Fund Services,
                                                                     LLC and Forum Administrative Services,
                                                                     LLC

CHERYL O. TUMLIN                          Vice President,            Counsel, Forum Financial Group, LLC
Age 35                                    Assistant Secretary        since November 2001, and 1996 through
Two Portland Square                                                  1999; Counsel, I-many, Inc. 1999
Portland, Maine 04101                                                through 2001; Staff Attorney, United
                                                                     States Securities and Exchange Commission,
                                                                     January 1995 through July 1996; Associate,
                                                                     Robinson Silverman, Pearce, Aronsohn &
                                                                     Berman, September 1991 through January
                                                                     1995, Officer, various funds managed and
                                                                     distributed by Forum Fund Services, LLC
                                                                     and Forum Administrative Services, LLC

DAWN L. TAYLOR                            Assistant Treasurer        Tax Manager, Forum Financial Group, LLC
Age 37                                                               since 1997; Senior Tax Accountant, Purdy,
Two Portland Square                                                  Bingham & Burrell, LLC from January 1997
Portland, Maine 04101                                                to October 1997; Senior Fund Accountant,
                                                                     Forum Financial Group, LLC from September
                                                                     1994 to October 1997; Tax Consultant,
                                                                     New England Financial Services from June
                                                                     1986 to September 1994; Officer, various
                                                                     funds managed and distributed by Forum
                                                                     Fund Services, LLC and Forum Administrative
                                                                     Services, LLC




NATHAN V. GEMMITI                         Assistant Secretary        Staff Attorney, Forum Financial Group,
Age 31                                                               LC since July 2001;  Associate at the
Two Portland Square                                                  law firm of Pierce Atwood, August 1998
Portland, Maine 04101                                                to July 2001




*    These  Trustees are  considered  Interested  Persons  within the meaning of the 1940 Act. Mr.  Isabelle is President and Chief
     Investment  Officer and Mr. Droster is Executive  Vice-President  of Ironwood Capital  Management,  LLC, the Fund's Investment
     Adviser.

(1)  Messrs. Ober, Nelson and Fiffy serve on the Trust's Audit Committee and Nominating Committee. The Trust has no Management or
     Executive Committees.



                          Amount of compensation paid by the Trust
                       during the fiscal year ended December 31, 2000
                                                                                                 Total
                             Aggregate         Retirement                                     Compensation
                              Annual            Benefits                  Pension             from the Trust
 Name of Person            Compensation       Accrued as Part            Estimated              and Fund
And Position with              from              of Fund                Annual Benefits      Complex Paid to
       TRUST                 THE TRUST          EXPENSES               UPON RETIREMENT           TRUSTEE
-----------------------     ------------      ------------             ---------------           -------

Warren J. Isabelle (1)             $0               None                   None                       $0
Chairman of the Board,
President and Trustee

Richard L. Droster (1)             $0               None                   None                       $0
Vice President and
Trustee

N. Stephen Ober                $2,500               None                   None                   $2,500
Trustee

Donald A. Nelson               $2,500               None                   None                   $2,500
Trustee

John A. Fiffy                  $2,500               None                   None                   $2,500
Trustee

Gary S. Saks (2)                   $0               None                   None                       $0
Vice-President,
Secretary and
Treasurer



(1) The Trust does not pay any annual trustee's fee to any Trustee who is affiliated with ICM or the Trust's distributor, Forum Fund Services, LLC.


(2)  The Trust pays no salaries or compensation to any of its officers.

                         PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of April 1, 2001 (A) the name, address and holdings of each person known by the Fund to be a record or beneficial owner of
(i) more than 5% of the outstanding Investment Shares or Institutional Shares of the Fund; (ii) more than 25% of the total outstanding voting Shares of the Fund; and (B) the percentage of the Fund's Shares owned by all officers and Trustees of the Fund as a group.


Owner of Shares
OF THE FUND                                   ADDRESS                            PERCENTAGE OWNERSHIP OF SHARES
-----------                                   --------                           ------------------------------
Carey & Co.                                   P.O. Box 1558                      20.23% of Institutional Shares
                                              Columbus, OH 43216

National Investor Services Corp.              55 Water Street, 32nd Floor        10.98% of Institutional Shares
                                              New York, NY 10041

Charles Schwab & Co., Inc.                    101 Montgomery Street              45.53% of Investment Shares
                                              San Francisco, CA 94104            39.94% of Institutional Class
                                                                                 44.05% of all outstanding Shares (1)

National Financial Services                   200 Liberty Street,                29.31% of Investment Shares
Corp.                                         One World Financial                (1)
                                              New York, NY 10281


Owner of Shares
OF THE FUND                                   ADDRESS                            PERCENTAGE OWNERSHIP OF SHARES
-----------                                   --------                           ------------------------------

Milwaukee Deferred                            P.O. Box 1787                      20.05% of Institutional Class
                                              Milwaukee, WI 53201

All Officers and Trustees                                                         0.20% of Investment Shares


(1) Charles Schwab & Co. and National Financial Services Corp. each owns in excess of 25% of the total outstanding Shares of the Fund and may be considered Control Persons within the meaning of the 1940 Act. Should the Fund hold annual meetings of shareholders, the effect of other shareholders' voting rights could be diminished by the influence of Charles Schwab & Co.'s and National Financial Services Corp's substantial voting power. The Fund does not intend to hold annual meetings of shareholders, as set forth in the section of this SAI entitled "Description of Shares".




                               INVESTMENT ADVISER

         Ironwood Capital Management, LLC ("ICM")
         21 Custom House Street
         Boston, Massachusetts 02110


         Mr. Warren J. Isabelle, President and Chief Executive Officer of ICM and Mr.Richard L. Droster, Executive Vice-President of ICM, are control persons of ICM and are officers and Trustees of the Trust.


         As the Fund's investment adviser, ICM determines in its discretion which securities the Fund will purchase, sell or otherwise dispose of, pursuant to an agreement between ICM and the Trust. The agreement extends for two years, and is renewable annually thereafter by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties). The agreement may not be assigned and may be terminated without penalty by either party upon sixty days' written notice (in the case of the Fund by vote of a majority of the Board of Trustees or outstanding voting securities).

         Pursuant to the agreement, ICM will not be held liable for any error of judgment or mistake of law or for any investment losses resulting from ICM's recommendations. ICM is responsible for its own willful bad acts, bad faith or gross negligence while performing its duties and its own reckless disregard of its obligations.

         ICM also privately manages investment portfolios for individuals, partnerships, corporations, and other institutional investors.

         ICM is responsible for all expenses related to its services for the Fund. ICM has undertaken to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 1.95% of the average daily net assets for Investment Shares and 1.70% of the average daily net assets for Institutional Shares. All other expenses will be paid by the Fund. Expenses incurred by the Fund are:

        o    distribution   expenses   for   Investment   Shares;
        o    charges   by  any administrator, registrar, custodian, stock
             transfer and dividend disbursing  agent;
        o    brokerage  commissions;
        o    taxes;
        o costs of registering the Fund and its shares under federal and state securities laws;
        o cost of printing, typesetting, and distributing Fund offering materials to shareholders;
        o expenses associated with shareholders' and Trustees' meetings and preparing and distributing proxy statements to shareholders;

        o fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or affiliates of ICM;
        o    expenses  incident to any dividend, withdrawal  or  redemption options;
        o    charges and expenses of any outside share   valuation   service;
        o    legal  and  accounting   fees  (excluding compensation of attorneys
             who are employees of the Adviser);
        o    membership dues of industry  associations;
        o    interest payable on Fund  borrowings;
        o    postage;
        o    insurance   premiums  on  property  and  employees;
        o    other extraordinary  expenses;
        o    expenses of any outside pricing service for Fund Shares; and
        o    all other costs of the Fund's operations.

         As compensation for its management services and expenses incurred, ICM is entitled to a monthly management fee from the Fund at the rate of 1.00% of the Fund's average daily net assets, which fee is computed daily. The Fund paid ICM $32,430 in investment advisory fees and ICM waived its fees and/or reimbursed the Fund $224, 508 for services rendered during the period commencing with operations and ending December 31, 1998. The Fund paid ICM $78,006 in investment advisory fees and ICM waived its fees and/or reimbursed the Fund $221,224 for services rendered during the year ended December 31, 1999. The Fund paid ICM $766,034 in investment advisory fees, none of which was waived for service rendered during the fiscal year ended December 31, 2000.

                                  ADMINISTRATOR


         Effective January 1, 2002, Forum Administrative Services, LLC ("FAdS") is the administrator of the Trust. As administrator, pursuant to an agreement with the Trust, FAdS is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

         For its services, FAdS receives a fee from the Fund equal to 0.10% of the average daily net assets of the Fund (up to $180 million in assets, and with respect to assets in excess of $180 million, 0.05% of the average daily net assets of the Fund). The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.

         FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Commencing August 23, 1999 through December 31, 2001, American Data Services, Inc. ("ADS"), a wholly-owned subsidiary of Orbitex Financial Services Group, Inc., a New York financial services holding company, served as the Fund's administrator, fund accountant and transfer agent.


         Prior to August 23, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, served as the Fund's administrator, fund accountant and transfer agent.

         The Fund paid Investor Services Group $45,017 in administrative fees for services rendered during the period commencing with operations and ending December 31, 1998.

         The Fund paid Investor Services Group $43,122 in administrative fees for services rendered during the period commencing with January 1, 1999 and ending August 20, 1999.

         The Fund paid ADS $8,125 in administrative fees for services rendered during the period commencing with August 23, 1999 and ending December 31, 1999. The Fund paid ADS $89,205 in administrative fees for services rendered for the year ended December 31, 2000.


                                 FUND ACCOUNTANT

         Effective January 1, 2002, pursuant to an agreement with the Trust Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns.

         For its services, FAcS receives a fee from the Fund as follows:

         Fee per Fund (up to $25 million in assets)..........................      $2,333/month
         Fee per Fund ($25 million to $50 million in assets).................      $4,000/month
         Fee per Fund (in excess of $50 million in assets)...................      $4,666/month
         Fee for each additional Class of the Fund above one.................        $500/month

         Additional surcharge for Fund with more than 200 security positions       $1,000/month

         The fees are paid monthly for services performed during the following calendar month.

         FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.


                                 TRANSFER AGENT


         Effective January 1, 2002, Forum Shareholder Services, LLC (the "Transfer Agent") is the transfer agent to the Fund. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

         For its services, the Transfer Agent receives a fee from the Fund equal to $12,000 per year per Fund CUSIP, plus certain shareholder account and Internet related fees. Such fees shall be paid monthly for services performed during the following calendar month.

         The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         From August 23, 1999 through December 31, 2001, ADS acted as the Fund's transfer and dividend disbursing agent. The Fund paid ADS $49,666 in transfer agency fees for services rendered during the fiscal year ended December 31, 2000.


                                    CUSTODIAN

         The Fifth Third Bank
         37 Fountain Square Plaza
         Cincinnati, OH 45263

         As Custodian of the Fund's assets, the bank is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the
Fund's   investments  and  safekeeping  and  controlling  the

Fund's cash and securities (which may be deposited into the Federal Reserve Treasury Department Book Entry System or the Depository Trust Company). While the Custodian does not determine the Fund's investment policies or make investment recommendations, the Fund may invest in securities and repurchase agreements issued by the Custodian or deal with the Custodian as a principal in securities transactions.


                                   DISTRIBUTOR



1.  DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR


         Forum Fund Services, LLC, the distributor (also known as principal underwriter) of the shares of the Fund, is located at Two Portland Square, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

         FFS, FAdS, FAcS and the Transfer Agent are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

         Under its agreement with the Trust, FFS acts as the agent of the Trust in connection with the offering of shares of the Fund. FFS continually distributes shares of the Fund on a best efforts basis. FFS has no obligation to sell any specific quantity of Fund shares.

         FFS receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, FFS receives no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Trust.

2.       OTHER PROVISIONS OF DISTRIBUTOR'S AGREEMENT

         FFS's distribution agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

FFS's agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's outstanding shareholders or by a vote of a majority of the Board, or by FFS on 60 days' written notice to the Fund.

Under its agreement, FFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund. The agreement does not protect FFS against any liability by reason of bad faith, negligence or willful misfeasance in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, FFS and certain related parties (such as FFS's officers and persons that control FFS) are indemnified by the Trust against any and all claims and expenses in any way related to FFS's actions (or failures to act) that are consistent with FFS's contractual standard of care. This means that as long as FFS satisfies its contractual duties, the Trust is responsible for the costs of: (1) defending FFS against claims that FFS breached a duty it owed to the Fund; and (2) paying judgments against FFS. The Trust is not required to indemnify FFS if the Trust does not receive written notice of and reasonable opportunity to defend against a claim against FFS in the Trust's own name or in the name of FFS.
         Prior to January 1, 2001 AmeriMutual Fund Distributors, an affiliate of ADS acted as the Fund's distributor.

                                DISTRIBUTION PLAN
                            (Investment Shares Only)


         The Trust has entered into a Distribution Plan (pursuant to Rule 12b-1 under the 1940 Act) with respect to the Fund's Investment Shares (the "Plan"), which permits the Fund to pay FFS for distribution expenses borne, or paid to others, by FFS for the purposes of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Investment Shares of the Fund. The Trustees believe that the Plan will benefit the Fund by providing greater access to investors than could be achieved without the Plan. The type of distribution expenses covered under the Plan include, but are not limited to, the costs and expenses of direct marketing activities, the design, preparation, printing and distribution of promotional materials, advertising, offering materials, and shareholder materials and the compensation of securities dealers and other financial intermediaries for sales activities. These expenses accrue annually each fiscal year, and may not exceed 0.25% of the Fund's average annual net assets attributable to Investment Shares. FFS provides the Trust with a quarterly written report of the amounts expended under the distribution plan and the purpose for which such expenditures were made.


         Please refer to the section of the Fund's Annual Report dated December 31, 2000 entitled "Statement of Operations" for the aggregate distribution fees the Fund accrued for the year ended December 31, 2000.

         THE PLAN. The Distribution Plan was adopted by a majority vote of the Board of Trustees (including all non-interested Trustees), for the benefit of the Fund and its shareholders. None of the Trustees has any direct or indirect financial interest in the Distribution Plan. The Plan remains in effect from year to year provided the Trustees annually approve its continuance. The Trustees (as well as holders of the Shares) must approve any material changes to the Plan, including changes to increase distribution expenses. The Plan may be terminated at any time, without penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting Investment Shares. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP
         225 Franklin Street
         Boston, Massachusetts 02110-2812

         As the Trust's independent public accountant, Arthur Andersen provides audit services, tax return review and assistance and consultation on financial information contained in the Fund's SEC filings.


                                  LEGAL COUNSEL

         The Trust's legal counsel is Dechert, Ten Post Office Square - South, Boston, Massachusetts, 02109.

                             PURCHASE OF FUND SHARES

         The following information about how to purchase the Fund's Shares supplements the information in the Prospectus under the heading "Information About Your Account - Purchasing Shares."

         TRANSACTIONS THROUGH SECURITIES DEALERS. Fund Shares may be purchased and redeemed through securities dealers. Some dealers may place the Fund's Shares in an account with their firm. Dealers may place conditions on the purchase of Fund Shares, including:

         o  requirement to purchase more than the minimum  investment  amount;
         o  restriction  on issuing  redemption  checks in the  customer's name;
         o  limits on purchase of fractional Shares.

         FEES. There is no sales or service charge to individual investors by the Fund or by FFS, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. These fees are usually deducted monthly from the investor's account and on smaller accounts could constitute a substantial portion of the distribution. In some states, banks or other financial institutions may be required by law to register as securities dealers. Securities dealers may charge fees in connection with:


         o  same-day investment of client funds;
         o  same-day access to client funds;
         o advice about the status of accounts, yield currently being paid or income earned to date;
         o providing periodic account statements of security and money market positions;
         o  other assistance with inquiries related to a client's investment.

         RETIREMENT PLANS. Tax-deferred retirement plans such as individual retirement accounts ("IRAs"), Roth IRAs, Educational IRAs and other qualified plans are permitted to purchase shares of the Fund. Anyone considering establishing a retirement plan should consult with an attorney and/or accountant about the terms and tax consequences of the plan.

                            REDEMPTION OF FUND SHARES

         The following information about how to redeem the Fund's Shares supplements the information in the Prospectus under the heading "Information About Your Account - Selling Shares."

         WIRE REDEMPTION PRIVILEGE. The Fund's Transfer Agent is authorized by the investor using this privilege to act on wire or telephone redemption instructions from any person whom the Transfer Agent reasonably believes to be the genuine owner of the account. Ordinarily, if the Transfer Agent receives the redemption request in proper form, the Fund will usually initiate payment for the redeemed Shares (less a $20 wire redemption fee) on the next business day after receipt.

         Redemption proceeds ($1,000 minimum) are transferred by Federal Reserve wire to the commercial bank account specified on the Account Application or Shareholder Services Form (or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System). The correspondent bank must immediately notify the investor's bank to avoid a delay in crediting the funds to the investor's bank account.

         SIGNATURES. Each shareholder (and each joint account holder) must personally sign a written redemption request. You must provide a signature guarantee if:

         o  you are redeeming Shares worth more than $50,000;
         o you are requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address;
         o  the account registration has changed within the last 30 days; or
         o you are instructing us to wire the proceeds to a bank account not designated on the Account Application.

         The Transfer Agent will generally accept signature guarantees in proper form from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Signature Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

         REDEMPTION COMMITMENT. The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. For requests in excess of such amount, the Board of Trustees may make payments in whole or in part in securities or other assets (usually during a time of emergency or when a cash distribution would adversely impact the Fund's liquidity). Any securities distributed would be readily marketable, to the extent available, and would be valued in the same manner as the Fund's investment securities are valued. Brokerage charges may be incurred upon the sale of such securities.

         SUSPENSION OF REDEMPTIONS. Redemption rights may be suspended and payment for redeemed Shares may be postponed under the following circumstances:

         o during any period when the NYSE is closed (excluding normal weekend and holiday closings);
         o  when  trading is  restricted  in the Fund's normal markets;
         o during an emergency (as determined by the SEC) in which the Fund cannot reasonably dispose of its investments or determine its net asset value; or
         o during such other periods as the SEC may permit to protect the Fund's shareholders.

                       INVESTMENT OF PORTFOLIO SECURITIES

         BROKER-DEALERS. When selecting a broker or dealer to effect a transaction in the Fund's portfolio securities, ICM will consider various factors such as:

         o  the size and type of the transaction;
         o the nature and character of the markets for the security to be urchased or sold;
         o  the   dealer's  execution   efficiency, settlement  capability, and
            financial condition;
         o  the dealer's execution services rendered on a continuing basis; and
         o  the reasonableness of any dealer spreads.

         When more than one broker-dealer is suitable, ICM will choose a broker-dealer capable of providing supplemental research services to the Fund, and may choose to pay a higher commission to account for the supplemental services. (It is impossible to estimate the frequency with which ICM uses such broker-dealers). Such research is intended to supplement ICM's normal independent research activities in an effort to avoid additional expense, rather than replace them. Supplemental research services may include:

         o  providing advice about the value of securities;
         o providing advice about the availability of securities for purchase, or about specific purchasers or sellers of securities;
         o furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and performance of accounts; and
         o effecting securities transactions and performing incidental functions such as clearance and settlement.

         From time to time, ICM may execute portfolio transactions with broker-dealers who also sell Shares of the Fund, subject to rules adopted by the National Association of Securities Dealers. ICM has made no commitment to execute any or all portfolio transactions through such broker-dealers.

         The Fund paid $45,923.05 in aggregate commissions for brokerage services rendered during the period January 1, 1998 until December 31, 1998. The Fund paid $11,248.02 to Hoenig & Co., Inc. representing "soft-dollars" for investment research and brokerage services rendered during the period January 1,1998 until December 31, 1998.

         The Fund paid $94,731.50 in aggregate commissions for brokerage services rendered during the period January 1, 1999 until December 31, 1999. The Fund paid $17,613.50 to GK Baum representing

"soft-dollars" for investment research and brokerage services rendered during the period January 1,1999 until December 31, 2000.

         The Fund paid $716,123.60 in aggregate commissions for brokerage services rendered during the period January 1, 2000 until December 31, 2000. The Fund paid $120,711.60 to Bear Stearns, $7,920 to GK Baum, $23,492.50 to Hoenig & Co., $37,062.00 to S&P, and $211,195.20 to Wachovia, respectively, representing "soft-dollars" for investment research and brokerage services rendered during the period January 1, 2000 until December 31, 2000.

         IDENTICAL SECURITIES. From time to time, it is possible that identical securities may be held by more than one of ICM's clients. If ICM purchases or sells identical securities for more than one account at the same time, ICM may not be able to execute orders as large as it may desire, or buy and sell the securities at an advantageous price. Conversely, ICM may be able to obtain more desirable prices by buying or selling in a volume transaction identical securities held by more than one of its client accounts. When ICM purchases or sells identical securities for more than one of its accounts, ICM will allocate the transaction in such security between the Fund and all such client accounts in a manner ICM deems equitable, taking into account the size of each account and the amount being purchased or sold.

                                      TAXES

         QUALIFICATION. The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Fund generally will not be required to pay federal income tax on income and gains that it distributes to shareholders if it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) for the taxable year, and if the Fund meets these requirements:

      (1) SOURCE OF INCOME. The Fund must derive at least 90% of its annual gross income from dividends, interest, payments on loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test").

      (2) DIVERSIFICATION. The Fund must also satisfy certain quarterly diversification requirements, including:

             (i) limiting the Fund's investment composition so that at least 50% of the Fund's total assets consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities.

             (ii) limiting other securities in (i) above, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and 10% of the issuer's outstanding voting securities; and

             (iii) limiting the value of the Fund's total assets that can be invested in a single issuer to 25% (other than U.S. Government securities or securities of other regulated investment companies).

         If for any taxable year the Fund fails to qualify as a regulated investment company, all of its taxable income will be subject to federal income taxation at regular corporate rates (with no deduction for distributions to shareholders). In such event, Fund distributions would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits.


         EXCISE TAX DISTRIBUTION. The Fund must also make a "required distribution," consisting of:
             (i) 98% of the Fund's ordinary income earned during the calendar year;

             (ii) 98% of capital gain net income for the one-year period ending October 31 (or December 31 if an election is made).

         The required distribution also includes 100% of any undistributed amount from prior years. A 4% excise tax will be imposed on the excess, if any, of the Fund's required distribution over the amount distributed within the calendar year. Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         DIVIDENDS. Dividends from investment company taxable income may be taxed to the shareholders as ordinary income or long-term capital gain:

             (i) ORDINARY INCOME: dividends from net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, whether received in cash or reinvested in additional Shares.
             (ii) LONG-TERM CAPITAL GAIN: property designated dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional Shares (without regard to the length of time Shares of the Fund have been held).


         Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. The alternative minimum tax applicable to corporations may, however, reduce the value of the dividends received deduction. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         FOREIGN INVESTMENTS. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the electing fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments, if any, in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         ORIGINAL ISSUE DISCOUNT. If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


         In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations.

         MARKET DISCOUNT. Unless the Fund elects to include the market discount in income as it accrues (on a constant interest basis), gain recognized on the disposition of, and any partial payment of principal on, a debt security acquired in the secondary market and having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

         APPRECIATION. At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such Shares and the distributions economically represent a return of a portion of the investment.

         REDEMPTIONS. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         DERIVATIVES.
         Unless certain constructive sale rules (discussed more fully below) apply, the Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully below. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         The Fund may purchase and sell (write) listed and over-the-counter put and call options on individual debt and equity securities and indices (both narrow- and broad-based), and national securities exchange-trade put and call options on currencies. The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         In the case of Fund transactions involving certain futures and forward contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256b generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as sixty percent long-term and forty percent short-term capital gain or loss, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e.: treat as sold for fair market value) each such position which it holds at the close of each taxable year.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear.

         The Fund may make one or more of the elections available under the Code, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Notwithstanding any of the foregoing, the fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the ninety day period ending with the thirtieth day after the close of the taxable year, if certain conditions are met.

         QUALIFIED PLANS. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         BACKUP WITHHOLDING. Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income.

         STATE TAX. If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (U.S. citizens, residents or U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. Shareholders may also be subject to state, local or foreign tax consequences. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

                              DESCRIPTION OF SHARES

         SERIES OF SHARES. The Board of Trustees may authorize the issuance of an unlimited number of full and fractional Shares of beneficial interest, which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. However, the Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares (without changing the proportionate beneficial interests in the Trust).

         CLASSES OF SHARES. The Trustees may classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of two classes of Shares of the Fund designated as Investment Shares and Institutional Shares. Each Share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Trust, shareholders of each class of a series are entitled to share pro rata in the net assets allocable to such available for distribution to shareholders. The Trust may create and issue additional classes of shares.

         VOTING OF SHARES. Any matter required by federal or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of the Trust must be approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. A class or series will be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. The selection of independent public accountants, the approval of principal distribution contracts and the election of trustees are exempted.

         ANNUAL SHAREHOLDER MEETINGS. The Trust is not required and does not intend to hold annual meetings of shareholders. If the Trust holds a meeting, each share of the Trust will be entitled, as determined by the Trustees, to either one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees ("dollar based voting"). However, to the extent required by law or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Shareholder meetings may be called by the Trustees, certain officers of the Trust or upon the written request of holders of 10% or more of the Shares entitled to vote at such meetings. Shareholders have the right to vote only on those matters specified in the Declaration of Trust and such other matters as the Trustees may determine or as may be required by law.

         TERMINATION OF TRUST. The Trust's Declaration of Trust dated November 18, 1997 (the "Declaration of Trust") permits the termination of the Trust or of any series or class of the Trust:
             (i)     by a majority of the affected shareholders at a meeting  of shareholders  of the  Trust,  series  or  class;  or
             (ii)    by a majority of the Trustees without shareholder  approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.

         MERGER OR CONSOLIDATION. The Declaration of Trust authorizes the Trustees, with shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         AMENDMENT OF TRUST. The Trustees may amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment:

             (i) that would adversely affect the voting rights of share-holders;
             (ii)     that is required  by law to be  approved  by shareholders;
             (iii) that would amend the amendment procedure of the Declaration of Trust; or
             (iv)     that the  Trustees determine to submit to shareholders.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS. The Trust will indemnify each Shareholder out of Trust property and hold each Shareholder harmless from and against all claims and liabilities, to which a Shareholder may become subject by reason of his being or having been a Shareholder. The Trust will reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. If the Trust consists of more than one Series, recovery of losses and related expenses by Shareholders who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series may not exceed the assets of that Series. The Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any resulting judgment.

          LIABILITY AND INDEMNIFICATION OF TRUSTEES. The Declaration of Trust authorizes the Trust to indemnify each of its Trustees, officers, agents and employees against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee, officer, agent or employee, directly or indirectly, by reason of being or having been a Trustee, officer, agent or employee of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee, officer, agent or employee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, unlawful conduct or reckless disregard of such person's duties.

                        DETERMINATION OF NET ASSET VALUE

         Shares of the Fund are sold on a continuous basis at the net asset value per share next determined upon receipt by the Transfer Agent of an order in proper form. Net asset value per share of each class of shares of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of Shares of that class outstanding. The net asset value is computed once daily, on each day the NYSE is open, as of the close of regular trading on the NYSE.

         Calculation of the Fund's net asset value is governed by certain policies and limitations:

        (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange (or on the primary exchange therefor, if such securities are listed on more than one exchange) or quotation service prior to the time assets are valued. If there were no sales that day and for securities traded on the other over-the-counter markets, the security is valued at the mean between the most recently quoted bid and asked prices;

        (2) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees;

        (3) the value of short-term debt securities which mature at a date less than sixty days subsequent to the valuation date will be determined on an amortized cost basis; and

        (4) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

         The Fund does not accept purchase and redemption orders on days the NYSE is closed. The NYSE is currently scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                               INVESTMENT RESULTS

         QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. From time to time, the Fund may cite certain performance rankings in its advertisements or reports to shareholders for the purpose of illustrating or comparing its past performance with that of other mutual funds. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," and "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), two recognized unmanaged indexes of broad based common stocks.

         Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc. ,Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) the need to evaluate financial assets and obligations to determine how much to invest; (b) the need to analyze the objectives of various investments to determine where to invest; and (c) the need to analyze the time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. The Fund's average annual total return quotations for each of its classes are calculated by standard methods prescribed by the SEC. They are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                                 P (1+T) n = ERV

Where: P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof).

         For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class's mean account size.

         The Fund's total return for the period commencing with operations and ending December 31, 1998 was -30.90% for the Investment Shares and -30.80% for the Institutional Shares. The Fund's total return for the years ended December 31, 2000 and 1999 were 7.73% and 49.49%, respectively, for the Investment Shares and 7.90% and 49.71%, respectively, for the Institutional Shares. Please refer to the section of the Prospectus entitled "Past Performance" for a more detailed description of the Fund's total return for the period commencing with operations and ending December 31, 2000.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC which covers the Shares offered hereby. The Registration Statement, including exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Statements made within this SAI or the Prospectus with respect to any contract or other document are not necessarily complete. You should refer to the complete copy of such contract or other documents attached as an exhibit to the Trust's Registration Statement.

                                     EXPERTS

         Arthur Andersen LLP, independent public accountants, has audited the Financial Statements attached hereto as of and for the period ending December 31, 2000. The Trust has included such report in reliance on the authority of Arthur Andersen LLP as experts in accounting and auditing.


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